Exhibit 10.27

EMPIRE RESORTS, INC.
2015 EQUITY INCENTIVE PLAN

Award Agreement

This Award Agreement evidences a grant of Stock pursuant to the provisions of the Empire Resorts, Inc. 2015 Equity Incentive Plan (the “Plan”) to the individual whose name appears below (the “Participant”), pursuant to the provisions of the Plan and on the following express terms and conditions (capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Plan):

1.    Name of Participant:

2.	Number of Shares of Stock:

3.    Date of Grant:

The Participant hereby acknowledges receipt of a copy of the Plan as presently in effect. The text and all of the terms and provisions of the Plan are incorporated herein by reference, and this grant of Stock is subject to these terms and provisions in all respects. The Participant shall remit to the Company an amount sufficient to satisfy the required withholding tax obligation of the Company that arises in connection with this grant.

EMPIRE RESORTS, INC.

By:
[NAME/TITLE]                Dated

Agreed to and Accepted by:

[Name of Participant]                Dated